Business Combinations	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Business Combinations	Business combinations
Acquisition of Cancom
On July 29, 2021, Telefónica Cybersecurity & Cloud Tech, S.L. reached an agreement with Cancom Group for the acquisition of 100% of the shares of the British company Cancom Ltd.
Cancom Ltd is a company that provides end-to-end advanced cloud and cybersecurity services in the UK and Ireland complementing the business carried out by Telefónica Tech in the region.
The following table presents the transaction, fair value of assets and liabilities identified at the acquisition moment, and the goodwill generated:

Millions of euros	2021
Enterprise value	398
Adjustments of debt and cash	(127)
Consideration (share purchase price)	271
Intangible assets	108
Customer relationships	107
Other intangible assets	1
Property, plant and equipment	15
Rights of use	8
Other non-current assets	6
Other current assets	45
Deferred tax assets	2
Cash and cash equivalents	19
Deferred tax liabilities	(27)
Other non-current liabilities	(140)
Other current liabilities	(49)
Fair value of net assets	(13)
Goodwill (Note 7)	284

In addition, at the closing of the transaction a payment was made in the amount of 122 million euros to cancel accounts payable of the acquired companies to Cancom Group.
Customer relationships were valued using the MEEM (“Multiple Excess Earnings Method”), which is based on calculating the discounted cash flows reflecting the economic benefits attributable to the customer base after consideration of all value contributions of other assets.
The contribution of Cancom Ltd to the profit for the year, after the impact of the amortization of the assets identified in the purchase price allocation, has been a 4 million euros loss.
There were no significant business combinations in 2020 and 2019.